Exhibit 32.2

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, Cameron Richardson, Chief Financial Officer of Aurora Gold Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2005 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 24, 2006                     BY:  /s/ Cameron Richardson
       --------------                          -------------------------
                                               Cameron Richardson
                                               Chief Financial Officer